SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                        FARMERS CAPITAL BANK CORPORATION
              -----------------------------------------------
              (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ---------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------------
     3) Filing Party:

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     4) Date Filed:

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



                        FARMERS CAPITAL BANK CORPORATION
                              202 WEST MAIN STREET
                            FRANKFORT, KENTUCKY 40601

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 13, 2003

     The Annual Meeting of Shareholders of Farmers Capital Bank Corporation will be held at the main office of Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 13, 2003 at 11:00 a.m., local time, to consider and act upon the following matters:

     1. The election of four Directors for three-year terms ending in 2006 or until their successors have been elected and qualified; and

     2.   Such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 1, 2003 will be entitled to receive notice of and to vote at this meeting, or any adjournment thereof. The stock transfer books will not be closed.

     It is desirable that as many shareholders as possible be represented at the meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You may revoke the proxy at any time before the authority therein is exercised.

                              By order of the Board of Directors,


                              /s/ C. Douglas Carpenter
                              C. Douglas Carpenter
                              Vice President, Secretary
                              and Chief Financial Officer

Frankfort, Kentucky
April 1, 2003

                             YOUR VOTE IS IMPORTANT

PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                        FARMERS CAPITAL BANK CORPORATION
                              202 WEST MAIN STREET
                            FRANKFORT, KENTUCKY 40601

                                 PROXY STATEMENT
                    ANNUAL SHAREHOLDERS' MEETING-MAY 13, 2003

GENERAL

     The Board of Directors of Farmers Capital Bank Corporation (the "Corporation") solicits your proxy for use at the 2003 Annual Shareholders' Meeting (the "Meeting"). The Meeting will be held at the main office of Farmers Bank & Capital Trust Co. ("Farmers Bank"), 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 13, 2003 at 11:00 a.m., local time. The persons named as proxies in the form of proxy, G. Anthony Busseni and Frank W. Sower, Jr., have been designated as proxies by the Board of Directors.

     When the enclosed proxy is executed and returned before the Meeting, the shares represented thereby will be voted at the Meeting as specified thereon. Any person executing the enclosed proxy may revoke it prior to the voting at the Meeting by giving notice of revocation to the Secretary of the Corporation (C. Douglas Carpenter), by filing a proxy bearing a later date with the Secretary or by attending the Meeting and voting his or her shares in person.

     This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about April 1, 2003.

VOTING

     Voting rights are vested exclusively in the holders of shares of Corporation Common Stock. A shareholder is entitled to one vote per share of Corporation Common Stock owned on each matter coming before the Meeting. Shareholders being present at the Meeting in person or by proxy representing a majority of the outstanding shares of Corporation Common Stock will constitute a quorum.

     If shares are held in "street name" through a broker or other nominee, the broker or nominee may not be permitted to execute voting discretion with respect to matters to be acted upon at the Meeting. Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e., "broker nonvote"), will be counted to determine the presence of a quorum but will not be deemed present for other purposes and will not be the equivalent of a "no" vote on a proposition. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance and in determining the number of shares present at the Meeting. An abstention is not the equivalent of a "no" vote on a proposition.

     The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of Directors. A "plurality" means that the individuals with the largest number of votes are elected as Directors up to the maximum number of Directors (i.e., four) to be chosen at the Meeting. A properly executed proxy whereby authority is withheld from one or more Nominees for Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Only shareholders of record at the close of business on April 1, 2003 will be entitled to receive notice of and to vote at the Meeting. On March 1, 2003 there were 6,744,014 shares of Corporation Common Stock issued, outstanding and entitled to vote.

PRINCIPAL BENEFICIAL OWNERS

     The following table gives information as to all persons or entities known to the Corporation to be beneficial owners of more than five percent (5%) of the shares of Corporation Common Stock. Unless otherwise indicated, beneficial ownership includes both sole voting power and sole investment power.

                                      Amount and Nature
                                      Of Beneficial
                                      Ownership of
                                      Corporation
Name and Address                      Common Stock as of              Percent
of Beneficial Owner                   March 1, 2003                   of Class
--------------------------------------------------------------------------------

Farmers Bank & Capital
Trust Co., as Fiduciary
125 West Main Street
Frankfort, KY 40601                    478,328 1                       7.09 2

1 The shares indicated are held by the Trust Department of Farmers Bank, a wholly-owned subsidiary of the Corporation, in fiduciary capacities as trustee, executor, agent or otherwise. Of the shares indicated, Farmers Bank has the sole right to vote 379,307 shares, or 5.62% of the outstanding shares, and shared voting rights with respect to 26,288 shares, or 0.39% of the outstanding shares. It has no voting rights with respect to 72,733 shares, or 1.08% of the outstanding shares.

     In addition, of the shares indicated, Farmers Bank has sole investment power with respect to 323,197 shares, or 4.79% of outstanding shares, shared investment power with respect to 36,898 shares, or 0.55% of the outstanding shares, and no investment power with respect to 118,233, shares or 1.75% of the shares outstanding.

2 Based on 6,744,014 shares of Corporation Common Stock outstanding as of March 1, 2003.

                              ELECTION OF DIRECTORS

     In accordance with the Corporation's Articles of Incorporation, the Board of Directors is classified into three classes as nearly equal in number as the then total number of Directors constituting the whole Board permits. Each class is to be elected to separate three (3) year terms with each term expiring in different years. At each annual meeting the Directors or Nominees constituting one class are elected for a three (3) year term. The term of those Directors listed immediately below expires at the annual meeting on May 13, 2003 and this class contains the Nominees to be elected to serve until the annual meeting of shareholders in 2006. Any vacancies that occur after the Directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant Directorship.

     The Board of Directors intends to nominate for election as Directors the four (4) persons listed below, all of whom are presently serving as Directors of the Corporation with the exception of Dr. Mullineaux and Dr. Sutterlin (though Dr. Sutterlin was previously a Corporation Director from 1998 through 2001). It is the intention of the persons named in the proxy to vote for the election of all Nominees named. If any Nominee(s) shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute Nominee(s) as the Board of Directors recommends. Nominees receiving the four (4) highest totals of votes cast in the election will be elected as Directors. Proxies in the form solicited hereby which are returned to the Corporation will be voted in favor of the four (4) Nominees specified below unless otherwise instructed by the shareholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election.

     The following tables set forth information with respect to each Nominee for Director, and with respect to incumbent Directors who (by virtue of the classes in which they serve) are not Nominees for re-election at the annual meeting.


Name                            Has Served as           Position and Offices            Business Experience
and Age                         Director Since 1        with Corporation 2              During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------

                  NOMINEES FOR THREE-YEAR TERMS ENDING IN 2006

Frank W. Sower, Jr.             1996                    Chairman of the Board           Retired Appeals Officer, Internal
(63)                                                    of Directors                    Revenue Service

J. Barry Banker 3               1996                    Director                        President of Stewart Home School
(51)                                                                                    (private, special needs school)

Dr. John D. Sutterlin           N/A                     Chairman of the Board           Retired Dentist
(62)                                                    of Directors of Farmers Bank

Dr. Donald J. Mullineaux        N/A                     None                            Professor, University of Kentucky,
(57)                                                                                    College of Business and Economics


Name                            Has Served as           Position and Offices            Business Experience
and Age                         Director Since 1        with Corporation 2              During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2004

Lloyd C. Hillard, Jr.           1996                    Director; President,            President and CEO of
(56)                                                    CEO and Director of             First Citizens Bank
                                                        First Citizens Bank, Inc.
                                                        ("First Citizens");
                                                        Director of FCB
                                                        Services Inc. ("FCB
                                                        Services")

Harold G. Mayes                 1996                    Director                        President of H.G. Mays Corp.
(68)                                                                                    (asphalt paving contractor)

Robert Roach, Jr.               1998                    Director                        Retired Teacher, Frankfort
(64)                                                                                    City Commissioner

W. Benjamin Crain               2001 4                  Director; Chairman of           President of Fourth Street Tobacco
(62)                                                    the Board of Directors          Warehouse
                                                        of United Bank & Trust
                                                        Co. ("United Bank")



Name                            Has Served as           Position and Offices            Business Experience
and Age                         Director Since 1        with Corporation 2              During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2005

Gerald R. Hignite               2002                    Director; Director of           President of Curneal & Hignite
(58)                                                    First Citizens Bank             Insurance, Inc. (general insurance
                                                                                        agency)since January 2001 (previously
                                                                                        Vice-President from 1997-2001)

G. Anthony Busseni              1996                    Director; President and         President, CEO and Director of
(55)                                                    CEO of the Corporation;         Farmers Bank from 1999-2002 5;
                                                        Director of Farmers Bank,       President, CEO and Director of
                                                        United Bank, Lawrenceburg       Farmers Georgetown prior to 1999
                                                        National Bank ("Lawrenceburg
                                                        Bank"), Farmers Bank and
                                                        Trust Company ("Farmers
                                                        Georgetown"), First Citizens
                                                        Bank, Kentucky Banking
                                                        Centers, Inc., and FCB
                                                        Services; Chairman of the
                                                        Board of Leasing One
                                                        Corporation; Chairman of the
                                                        Board of Farmers Capital
                                                        Insurance Corporation

Shelley S. Sweeney              2002                    None                            President, Swell Properties, Inc.
(61)                                                                                    (residential real estate rental
                                                                                        company)

Michael M. Sullivan             1999                    Director; Director of           Retired Senior Vice-President,
(65)                                                    FCB Services                    FCB Services

-----------------------------------------------------

1 Refers to the year in which the Nominee or the continuing Director became a Director of the Corporation.

2 All corporations listed in this column other than the Corporation are subsidiaries of the Corporation.

3    J. Barry  Banker is the  son-in-law  of Dr.  John P.  Stewart,  an Advisory
     Director (and the Chairman Emeritus) of the Corporation. The foregoing is the only "family relationship" between any Director (or Advisory Director), Executive Officer, or person nominated or chosen to become a Director or Executive Officer of the Corporation. "Family relationship" means a relationship by blood, marriage or adoption not more remote than first cousin.

4    Mr. Crain previously served as a Corporation Director from 1996 to 1998.

5 On March 11, 2002, the Board of Directors elected Mr. Busseni as President and Chief Executive Officer of the Corporation replacing Charles Boyd, who died on March 8, 2002.

     None of the Nominees or continuing Directors is a Director of any company with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act, or any company registered as an investment company under the Investment Company Act of 1940.

     In addition to the Nominees and continuing Directors listed in the tables above, Charles T. Mitchell, E. Bruce Dungan and Dr. John P. Stewart serve as Advisory Directors to the Corporation. The retirement policy for Directors of the Corporation states that a Director shall retire effective as of the Annual Meeting of Shareholders next following the date on which the Director attains age 70. Thereafter, any such Director may, at the discretion of the Board of Directors, become an Advisory Director.

COMMITTEES OF THE BOARD OF DIRECTORS

     There are  three  standing  committees  of the  Board of  Directors  of the
Corporation: the Retirement Committee, the Audit Committee and the Compensation Committee. The Corporation has no standing nomination committee.

     The Retirement Committee consists of G. Anthony Busseni and Harold G. Mays.
E. Bruce Dungan and Charles T. Mitchell, each of whom is a former Director and now an Advisory Director, serve as advisors to this committee. The Committee establishes investment policy and monitors investment results for the Corporation Pension Plan and the Corporation Salary Savings Plan (collectively, the "Retirement Plans"). It also, from time to time, recommends amendments to the Retirement Plans to the Board of Directors. During 2002, the Retirement Committee met four times.

     The Audit Committee consists of J. Barry Banker, Frank W. Sower, Jr., and Robert Roach, Jr., with Charles T. Mitchell serving as an advisor to this committee. The Committee is empowered to:

1. Monitor the integrity of the Corporation's financial reporting processing and systems of internal controls regarding finance, accounting, and legal compliance;

2.   Select  the   Corporation's   independent   auditors  and  determine  their
     compensation;

3. Monitor the independence and performance of the independent auditors, management and the internal audit department; and

4.   Provide  an  avenue  of  communication  among  the  independent   auditors,
     management, the internal audit department, and the Board of Directors.

     The Committee was in compliance with its written charter during 2002. During 2002 the Audit Committee met five times.

     The Compensation Committee for 2002 consisted of J. Barry Banker, Frank W. Sower, Jr., and Shelley S. Sweeney, with Charles T. Mitchell serving as an advisor to this committee. The Committee recommends to the Board of Directors the salaries of all Executive Officers, including the Chief Executive Officer, and recommends awards to be made (if any) under the Corporation Stock Option Plan, which was approved by shareholders in 1998. The Compensation Committee met four times during 2002.

     There were seven meetings of the Board of Directors during 2002. Mr. Crain attended less than 75% of the aggregate meetings of the Board of Directors and all committees on which he served during 2002. Stock Ownership of Management

     The table below gives information as to the shares of Corporation Common Stock beneficially owned by all Directors (and Nominees), Advisory Directors and Executive Officers, and by all such persons as a group. Unless otherwise indicated, all shares are owned directly and the named persons possess both sole voting power and sole investment power.

                            Amount and Nature of
                            Beneficial Ownership of
                            Corporation Common Stock
Name                        as of March 1, 2003 1,2      Percent of Class 1,2
--------------------------------------------------------------------------------


J. Barry Banker                          5,001  3               .07

Glenn Birdwhistell 4                       500                  .01

G. Anthony Busseni                      17,680  5               .26

W. Benjamin Crain                        1,847                  .03

E. Bruce Dungan                         75,085  6              1.11

Allison Gordon                           8,262  7               .12

Gerald R. Hignite                          600  8               .01

Lloyd C. Hillard, Jr.                   18,493  9               .27

Harold G. Mays                           5,758 10               .09

Charles T. Mitchell                     31,600 11               .47

Dr. Donald J. Mullineaux                   100                  .00

Robert Roach, Jr.                       20,000                  .30

Frank W. Sower, Jr.                     58,866 12               .87

Dr. John P. Stewart                     52,300 13               .78

Michael M. Sullivan                    177,078 14              2.63

Dr. John D. Sutterlin                   60,800 15               .90

Shelley S. Sweeney                     194,982 16              2.89

All Directors (and Nominees),
Advisory Directors and Executive
Officers as a group                    728,952 17             10.75


1 All entries are based on information provided to the Corporation by its Directors, Advisory Directors and Executive Officers.

2 Includes beneficial ownership of the following numbers of shares respecting which the named persons may be deemed to be beneficial owners as a result of rights they may exercise to acquire beneficial ownership within 60 days of March 1, 2003:

         G. Anthony Busseni     16,667
         Lloyd C. Hillard, Jr.  14,667
         Allison Gordon          7,071

     The above referenced shares for the named persons are deemed outstanding for purposes of computing the percentage of outstanding shares of Corporation common stock owned by such person that are not deemed to be outstanding for purposes of computing the percentage of any other person.

3 Includes 3,400 shares held by Farmers Bank in trust for Mr. Banker's wife and 115 shares held by Mr. Banker for each of his three children.

4    The term of Mr. Birdwhistell as Corporation Director ends May 13, 2003.

5 Includes 622 shares held for Mr. Busseni in the Corporation Employee Stock Ownership Plan (the "ESOP").

6 Includes 42,500 shares owned by Mr. Dungan's wife and 1,584 shares held by the ESOP for his benefit.

7 Includes 359 shares owned jointly with Ms Gordon's husband and 331 shares held by the ESOP for her benefit.

8    Includes 400 shares owned by Mr. Hignite's wife.

9 Includes 125 shares held for Mr. Hillard by the ESOP, 200 shares held in a self-directed IRA for the benefit of Mr. Hillard's wife, 1,757 shares held in a self-directed IRA for his benefit, and 450 shares held in a profit sharing trust for the benefit of his wife.

10 Includes 5,758 shares held by H. G. Mays Corp. of which Mr. Mays is the President and principal shareholder.

11 Includes 8,000 shares owned by Mr. Mitchell's wife and 5,200 shares in an IRA established by Mr. Mitchell with Farmers Bank serving as trustee.

12 Includes 36,466 shares held jointly by Mr. Sower, his brother, John R. Sower, and his sister, Lynn S. Bufkin, as co-trustees for various trusts established for the benefit of Mr. Sower's children and the other grandchildren of Mr. Sower's parents.

13 Includes 41,500 shares held by Dr. Stewart as trustee for his own benefit, and 6,800 shares held in trust by Farmers Bank for the benefit of two of Dr. Stewart's children.

14 Includes 15,560 shares held by Mr. Sullivan's wife, 51,000 shares held by the Sullivan Family Partnership respecting which Mr. Sullivan and his wife are partners, 1,140 shares held by Mr. Sullivan as trustee of a charitable remainder trust, and 748 shares held by the ESOP for Mr. Sullivan's benefit.

15 Includes 17,900 shares held in an Individual Retirement Plan Trust for Dr. Sutterlin's benefit.

16   Includes 153,640 shares held in trust for Ms Sweeney's benefit.

17 All shares set forth in footnote 2 above are deemed outstanding for purposes of computing this number.

                             EXECUTIVE COMPENSATION

COMPENSATION

     The following table sets forth all compensation for services in all capacities to the Corporation and its subsidiaries during the last three fiscal years by the Corporation's Chief Executive Officer and the Corporation's other four highest-paid Executive Officers (including for these purposes three persons not employees of the Corporation but of certain Corporation subsidiaries).

                                                    SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Long Term Compensation
                                                                  -----------------------------------
                  Annual Compensation                             Awards                      Payouts
                  -----------------------------------------------------------------------------------
                                                     Other
Name                                                 Annual       Restricted                                   All Other
and                                                  Compen-      Stock          Securities    LTIP            Compen-
Principal                                            sation       Awards         Underlying    Payouts         sation1
Position          Year    Salary ($)   Bonus($)      ($)          ($)            Options(#)    ($)              ($)
------------------------------------------------------------------------------------------------------------------------------------

G. Anthony        2002      225,807                                                                             16,813
Busseni,          2001      160,020                                                                             12,812
President & CEO   2000      153,600                                                                             11,752

Lloyd C.
Hillard, Jr.
President &       2002      125,620                                                                              9,826
CEO First         2001      121,120                                                                              9,497
Citizens Bank     2000      116,000                                                                              8,792

Rickey D.
Harp,
President &       2002      119,756                                                                             10,123
CEO Farmers       2001       85,097                                                                              7,283
Bank              2000       79,537                                                                              6,764

Bruce W.
Brooks
Executive Vice    2002      112,623                                                                              9,571
President         2001      104,634                                                                              8,950
Farmers Bank      2000       99,674                                                                              8,376

Allison B.
Gordon            2002      103,320                                                                              7,344
Senior Vice       2001       95,560                                                                              7,039
President         2000       83,800                                                                              6,650


------------------------------------------------------------------------------------------------------------------------------------
1    In 2002, includes (a) Corporation's  contributions to the Pension Plan (Mr.
     Busseni $8,000,  Mr. Hillard $4,625, Mr. Harp $4,790, Mr. Brooks $4,505 and
     Ms Gordon $3,457);  (b)  Corporation's  contributions to the Salary Savings
     Plan (Mr. Busseni $8,000,  Mr. Hillard $4,625,  Mr. Harp $4,790, Mr. Brooks
     $4,505  and Ms  Gordon  $3,457);  and (c) the cost of group  term  life and long-term  disability  insurance  premiums  paid  by the  Corporation  (Mr.
     Busseni  $813,  Mr.  Hillard  $576,  Mr. Harp $543,  Mr. Brooks $561 and Ms
     Gordon $430).


                               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                        Shares                               Number of Securities                Value of Unexercised
                       Acquired         Value         Underlying Unexercised Options at         In-the-Money Options at
                     on Exercise       Realized              December 31, 2002 (#)              December 31, 2002 ($)2
                                                             --------------------               ---------------------
Name                      (#)             ($)1          Exercisable       Unexercisable      Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------------------------------------

G. Anthony Busseni           0              0             16,667              3,333             145,836          29,164
Lloyd C. Hillard, Jr.    1,000          9,020             14,667              3,333             128,336          29,164
Rickey D. Harp               0              0              1,428                571              12,495           4,996
Bruce W. Brooks              0              0             12,000                  0             105,000               0
Allison B. Gordon        1,000          9,230              7,071              3,428              61,871          29,995


1 The value realized from exercising options is calculated by multiplying the number of underlying shares by the difference between the value of a share at exercise date and the option exercise price ($24.50).

2    The value of unexercised  in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the  Corporation's  Common Stock on the NASDAQ  SmallCap  Market tier at fiscal year end ($33.25) and the option exercise  price.  These values have not been realized.
--------------------------------

COMPENSATION OF DIRECTORS

     Directors  of  the  Corporation  (including  for  these  purposes  Advisory
Directors) receive a quarterly fee of $1,500. Frank W. Sower, Jr. receives $2,000 per quarter for serving as Chairman of the Board. In addition, Director and Advisory Directors receive $250 per meeting for serving on the Retirement Committee and the Compensation Committee and $500 for acting in such capacities on the Audit Committee. Directors and Advisory Directors receive a year-end retainer of $4,000. The Chief Executive Officer of the Corporation does not receive any director fees for serving as a Director of the Corporation or any subsidiaries.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16"), requires the Corporation's Directors and certain officers and beneficial owners of Corporation Common Stock (collectively, the "reporting persons") to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Corporation Common Stock. The reporting persons are required to furnish the Corporation with copies of all reports filed pursuant to Section 16.

     Based solely upon a review of such reports received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Corporation believes that, during fiscal 2002, all filing obligations applicable to the reporting persons were complied with.

REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee is composed of three members who are independent, outside Directors. Among other duties, the Committee is responsible for developing and making recommendations to the Board with respect to the Corporation's executive compensation. All decisions by the Committee relating to the compensation of the Company's Executive Officers, including the Chief Executive Officer, are reviewed and given final approval by the full Board of Directors. During 2002, no decisions of the Committee were modified in any material way or rejected by the Board of Directors.

     The Corporation's executive compensation objective is to link compensation with corporate and individual performance in a manner that, recognizing the marketplace practices of other bank holding companies, will attract and retain executives who can achieve the short and long-term goals of the Corporation. The compensation policy is to provide for competitive base salaries, which reflect individual levels of responsibility and performance, and annual incentive payments, which are based upon the annual performance of the Corporation. This executive compensation is also intended to provide an incentive for the Corporation's Executive Officers to pursue the long-term best financial interests of the Corporation and its shareholders. Consistent with this, during 1997, the Corporation awarded stock options to certain employees and Executive Officers (which awards were ratified by shareholders at the 1998 annual meeting).

     The Chief Executive Officer recommends to the Compensation Committee both the total pool for annual base salary increases for the Corporation's Executive Officers and the individual annual base salaries for each Executive Officer. The recommendations by the Chief Executive Officer for the pool for 2002 salary increases and the base salaries for the Executive Officers were accepted by the Compensation Committee without objection, and the Committee's recommendations on those matters were, in turn, approved by the Corporation's Board of Directors.

     The 2002 salary for Mr. Busseni, the Chief Executive Officer of the Corporation, was set by the Compensation Committee in an amount considered competitive with the salary levels for Chief Executive Officers of comparable institutions and in light of the recent performance of the Corporation. In determining salary levels at comparable institutions, the Committee did not use consultants or market surveys but relied instead on its own experience and knowledge of market conditions. The Committee's recommendation on Mr. Busseni's 2002 salary was approved by the Corporation's Board of Directors.

     Except for the annual  incentive  compensation  described in the  following
paragraph,   executive   compensation   is  not  directly  linked  to  corporate
performance.

     As a part of its annual incentive compensation described above, the Corporation established an incentive compensation plan, which is administered by the Compensation Committee and designed to award incentive payments to all full-time employees of the Corporation and its subsidiaries, including Executive Officers, when certain threshold levels of performance are met. The Committee establishes the incentive threshold at the earnings level recommended by the management of the Corporation. As the earnings of the Corporation exceed that threshold, certain incentive percentages are triggered. For 2002, the threshold of this Plan was not met and therefore no payments were made under the Plan for 2002.

                            Frank W. Sower, Jr., Compensation Committee Chairman
                            J. Barry Banker
                            Shelley S. Sweeney

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG FARMERS CAPITAL BANK CORPORATION, NASDAQ MARKET INDEX, AND BANK INDUSTRY PEER GROUP INDEX

     The following graph sets forth a comparison of the five-year cumulative total returns among the common shares of the Corporation, the NASDAQ Market Index ("broad market index") and MG Industry Group Index ("peer group index"). Cumulative shareholder return is computed by dividing the sum of the cumulative amount of dividends for the measurement period and the difference between the share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The broad market index comprises all domestic common shares traded on the NASDAQ National Market and the NASDAQ SmallCap Market. The peer group index consists of 70 banking companies in the Southeastern United States. The Corporation is among the 70 companies included in the peer group index.

Measurement Period      Farmers Capital        NASDAQ          MG
(Fiscal Year Covered)   Bank Corporation       Market Index    Group Index
------------------------------------------------------------------------------
FYE 12/31/98                $ 120.50             $ 141.04         $ 95.24
FYE 12/31/99                   99.98               248.76           79.21
FYE 12/31/00                   94.95               156.35           80.87
FYE 12/31/01                  130.51               124.64          101.70
FYE 12/31/02                  122.72                86.94          108.85

Total return assumes reinvestment of dividends.
Assumes $100.00 invested on December 31, 1997.


CORPORATION PENSION PLAN

     The Corporation and its subsidiaries maintain a Pension Plan for their employees, including the Executive Officers of the Corporation. The Pension Plan is managed by the Trust Department of Corporation subsidiary Farmers Bank (the "Fund Manager"). Employees who have attained the age of 21 and who have completed one year of service are eligible to participate in the Pension Plan. For purposes of the Pension Plan, a year of service is a twelve-month period in which an employee works at least 1,000 hours.

     The Pension Plan has two components, which are the Money Purchase Pension Plan and the ESOP.

     The Money Purchase Pension Plan portion of the Pension Plan provides that the Corporation shall contribute to the Plan on behalf of each participant an amount equal to 4% of such participant's compensation for the plan year. The investment decisions respecting the contributions made by the Corporation to the accounts of participants under the Money Purchase Pension Plan portion of the Pension Plan are made at the sole discretion of the Fund Manager. The Fund Manager may not, however, invest any portion of the Money Purchase Pension Plan fund in the Corporation Common Stock.

     Under the ESOP portion of the Pension Plan, the Corporation may at its discretion contribute additional amounts (up to the maximum imposed by federal law), which will be allocated to all participants in the ratio that each participant's compensation bears to all participants' compensation. Such discretionary contributions will be utilized to purchase shares of Corporation Common Stock to be held in the participants' accounts. During 2002, the Corporation made no contributions to the ESOP portion of the Pension Plan.

     The benefits that a participant can ultimately expect to receive from the Pension Plan are based upon the amount of the annual contributions made by the Corporation to his or her account together with the accumulated value of all earnings on those contributions. The Pension Plan's vesting schedule is as follows: two years of service, 20% vested; three years of service, 40% vested; four years of service, 60% vested; five years of service, 80% vested; and six years of service, 100% vested.

CORPORATION SALARY SAVINGS PLAN

     The Corporation and its subsidiaries maintain a Salary Savings Plan for their employees, including the Executive Officers of the Corporation, who have attained the age of 21 and have completed one year of service with the Corporation or its subsidiaries. A year of service is a twelve-month period in which an employee works at least 1,000 hours. The Savings Plan provides for three types of contributions, as follows:

1.   Voluntary tax deferred contributions made by the participant;

2.   Matching contributions made by the Corporation; and

3.   Discretionary Corporation contributions.

     A participant is permitted to make tax-deferred voluntary contributions under a salary reduction agreement. This deferral of compensation is subject to certain limitations, one of which is the limit imposed by the Internal Revenue Code of 1986, as amended, upon the dollar amount of the deferral. In 2002, such limit was $11,000, though participants who had reached age 50 were permitted in 2002 to make an additional catch-up contribution of $1,000.

     Participants are presented with various investment alternatives related to the Salary Savings Plan. Those alternatives include various stock and bond mutual funds that vary from traditional growth funds to more stable income funds. Corporation Common Stock is not an available investment alternative in the Salary Savings Plan. All contributions made by a participant up to 4% of such participant's compensation are matched by the Corporation. The Corporation may, in its sole discretion, make additional contributions to the Savings Plan on behalf of participants. The Corporation made no discretionary contribution to the Salary Savings Plan in 2002. Discretionary contributions are allocated among participants in the ratio that each participant's compensation bears to all participants' compensation.

     A Participant's contribution to the Savings Plan is considered as part of the participant's compensation for purposes of computing the Corporation's contribution to the Savings Plan.

     The Savings Plan participants are immediately vested in 100% of their contributions, and Corporation contributions vest on a schedule that mirrors that of the Corporation Pension Plan enumerated above.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is made up of three non-employee Directors and has the advisory services of an Advisory Director. All members of the Audit Committee are independent, as defined in the applicable National Association of Securities Dealers Listing standards. The Corporation's Board of Directors has adopted a written charter for the Audit Committee.

     KPMG LLP, the Corporation's independent auditor, has provided the Audit Committee with written assurance of its independence (as required by Independence Standards Board Standard No. 1). The Audit Committee also met with KPMG LLP and discussed KPMG LLP's independence, the results of its audit and other matters required to be discussed by applicable accounting standards (including Statement on Auditing Standards 61).

     The Audit Committee has considered whether the provision of services to the Corporation by KPMG LLP, beyond those rendered in connection with the audit and review of financial statements, is compatible with maintaining the independence of such firm.

     The Audit Committee has reviewed and discussed with management the audited financial statements that will appear in the 2002 Annual Report to Shareholders.

     The Audit Committee recommended to the Board of Directors that the financial statements for 2002 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     The fees for services provided by KPMG LLP were as follows:

          Audit fees - Fees for the audit, and the review of the Corporation's Form 10-Q's were $123,500 for 2002 and $114,675 for 2001.

          Audit related fees - Aggregate fees for all other services rendered by KPMG LLP were $25,700 for 2002 and $16,700 for 2001.

          Financial information systems design and implementation fees - KPMG LLP did not render any services related to financial information systems design and implementation for 2002 or 2001.

                                       J. Barry Banker, Audit Committee Chairman
                                       Frank W. Sower, Jr.
                                       Robert Roach, Jr.

TRANSACTIONS WITH MANAGEMENT

     The bank subsidiaries of the Corporation have had and expect in the future to have banking transactions in the ordinary course of business with Directors and Executive Officers of the Corporation and their associates. All loans to such persons or their associates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and have not involved more than normal risk of collectability or other unfavorable features.

     Farmers Bank leases the second floor and basement of a building located at 201 West Main Street, Frankfort, Kentucky, to the Charles T. Mitchell Company for $33,555 per year. Mr. Charles T. Mitchell is an Advisory Director of the Corporation and is a former partner (now retired) in the Charles T. Mitchell Company.

APPOINTMENT OF AUDITORS

     On October 28, 2002, the Audit Committee determined and approved the replacement of KPMG LLP with Crowe, Chizek and Company LLP ("Crowe Chizek") as its independent accountants for 2003. KPMG LLP's services will terminate at the completion of its audit and issuance of its related report on the Corporation's financial statements to be filed on Form 10-K for the year ended December 31, 2002. The change in the Corporation's independent accountants was the result of a competitive bidding process involving several accounting firms.

     In connection with the audits of the two fiscal years ended December 31, 2002, and the subsequent interim period, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. KPMG LLP's audit reports on the financial statements of the Corporation as of and for the years ended December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting of Shareholders, and they will have an opportunity to make a statement, if they so desire, and will be available to respond to questions.

SHAREHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING

     It is presently contemplated that the 2004 Annual Meeting of the Shareholders will be held on or about May 11, 2004. In order for any shareholder proposal to be included in the proxy material of the Corporation for the 2004 Annual Meeting of Shareholders, the Secretary of the Corporation must receive it no later than December 3, 2003. It is urged that any proposals be sent by certified mail, return receipt requested.

     Shareholders' proxies to be solicited of the Corporation in connection with its 2004 Annual Meeting of Shareholders will confer on the proxyholders' discretionary authority to vote on any matter presented at that meeting, unless notice that the matter is to be presented at the 2004 meeting is provided to the Corporation no later than February 18, 2004.

GENERAL

     SHAREHOLDERS' PARTICIPATION IN THE 2003 ANNUAL SHAREHOLDERS' MEETING. The Bylaws of the Corporation do not contain any requirement for shareholders to provide advance notice of proposals or nominations they intend to present at the Meeting.

     EXPENSES. The expense of this solicitation of proxies will be borne by the Corporation.

     SOLICITATIONS. Solicitations will be made by the use of mails, except that proxies may be solicited by telephone by Directors and Officers of the Corporation. The Corporation does not expect to pay any other compensation for the solicitation of proxies, but will reimburse brokers and other persons holding Corporation Common Stock in their names, or in the name of nominees, for their expenses in sending proxy materials to their principals.

     NO APPRAISAL RIGHTS. Under Kentucky law, there are no appraisal or similar rights of dissenters with respect to any matter to be acted upon at the meeting.

                                 OTHER BUSINESS

     The Board of Directors does not presently know of any matters that will be presented for action at the meeting. However, if any other matters properly come before the meeting, the holders of proxies solicited by the Board of Directors of the Corporation will have the authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

                                      By Order of the Board of Directors,


                                      /s/ C. Douglas Carpenter
                                      C. Douglas Carpenter
                                      Vice President, Secretary
                                      and Chief Financial Officer

Frankfort, Kentucky
April 1, 2003

Farmers Capital Bank Corporation
                                      Proxy


Solicited by the Board of Directors in accordance with the notice of Annual Meeting of Shareholders and Proxy Statement dated April 1, 2003 for the Annual Meeting of Shareholders to be held May 13, 2003.

The undersigned shareholder hereby appoints G. Anthony Busseni and Frank W. Sower, Jr., or any of them with full power of substitution, to act as proxy for and to vote the stock of the undersigned at the Annual Meeting of Shareholders of Farmers Capital Bank Corporation to be held at Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky on Tuesday, May 13, 2003, at 11:00 a.m., local time, notice of which meeting and accompanying Proxy Statement being hereby acknowledged as having been received by the undersigned, and at any adjournment or adjournments thereof, as fully as the undersigned would be entitled to vote if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as follows:

1. The election of the following Nominees as Directors of the Corporation as set forth in the Board of Director's Proxy Statement, 1) Frank W. Sower, Jr., 2) J. Barry Banker, 3) Dr. John D. Sutterlin, 4) Dr. Donald J. Mullineaux;

2. The transaction of such other business as may properly come before the meeting.

                        Farmers Capital Bank Corporation
                                Proxy Reply Card




This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no specific direction is given, this proxy will be voted FOR all the Nominees referred to in Item 1 (including any substitute Nominee in the case of unavailability).









         [ ]      FOR ALL NOMINEES
         [ ]      WITHHOLD ALL NOMINEES
         [ ]      FOR ALL NOMINEES EXCEPT THOSE
                  LISTED

                  --------------------------------










      PLEASE DATE AND SIGN ON REVERSE, AND RETURN IN THE ENCLOSED ENVELOPE.

     This proxy is solicited by the Board of Directors and will be voted as stated herein.

                        Farmers Capital Bank Corporation
                                      Proxy


I hereby vote my shares (listed below) as indicated on the reverse side.

Please sign your name below exactly as it appears on your stock certificate(s). Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.









                              Date                                       2003
                                   --------------------------------------
                                   --------------------------------------
                                   --------------------------------------
                                   --------------------------------------
                                              Signature of Shareholder(s)